UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20459
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2005
FULTON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-010587	23-2195389

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, Pennsylvania	17604

(Address of principal executive offices)	(Zip Code)
(717) 291-2411

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
As previously disclosed, Fulton Financial Corporation (the Corporation) adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (Statement 123R) in the quarter ended September 30, 2005. Statement 123R requires that the fair value of equity awards to employees be recognized as compensation expense over the period during which an employee is required to provide service in exchange for such award. The Corporation elected to adopt Statement 123R using “modified retrospective application”, which requires restatement of previously reported financial information.
Fulton is filing the historical annual and quarterly financial information included in this Current Report on Form 8-K to show the effects on prior periods of the adoption of Statement 123R using modified retrospective application. Such results are consistent with the previously reported pro forma disclosures required under Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”, which preceded Statement 123R. The treatment of stock-based compensation was appropriate in Fulton’s prior filings with the Securities and Exchange Commission, as the provisions of Statement 123R were not adopted until subsequent to the original filings; therefore, the filing of this Form 8-K is not an amendment to such filings. Except as specifically set forth in the Exhibits to this Current Report, the information in the Exhibits hereto does not reflect any other events occurring after Fulton filed its Form 10-K on March 16, 2005 for the year ended December 31, 2004. For a discussion of events and developments subsequent to March 16, 2005, please refer to the reports and other information that Fulton has filed with the Securities and Exchange Commission.
The Corporation declared a 5-for-4 stock split on April 13, 2005 which was paid in the form of a 25% stock dividend on June 8, 2005 to shareholders of record as of May 17, 2005. The historical annual and quarterly share and per-share information included in this Current Report on Form 8-K has been restated for the effect of this stock split.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

Exhibit
No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 6 — Selected Financial Data (December 31, 2004)
99.2	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of
Operations (December 31, 2004)
99.3	Item 8 — Financial Statements and Supplementary Data (December 31, 2004)
99.4	Item 1 — Financial Statements (Unaudited — March 31, 2005)
99.5	Item 2 — Management’s Discussion and Analysis of Financial Condition and Results of
Operations (March 31, 2005)
99.6	Item 1 — Financial Statements (Unaudited — June 30, 2005)
99.7	Item 2 — Management’s Discussion and Analysis of Financial Condition and Results of
Operations (June 30, 2005)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FULTON FINANCIAL CORPORATION

Date: December 5, 2005	/s/ Charles J. Nugent
Charles J. Nugent
Senior Executive Vice President and Chief Financial Officer

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